                                                                    Exhibit 99.1

                            Joint Filer Information

Form 4

Designated Filer:                      Riverwood Capital Partners L.P.

Other Joint Filers:                    Riverwood Capital L.P. and Riverwood
                                       Capital GP Ltd.

Addresses:                             The principal business address of each of
                                       the joint filers listed above is
                                       70 Willow Road, Suite 100, Menlo Park,
                                       CA 94025

Date of Event Requiring Statement:     02/3/2017

Issuer Name and Ticker or Trading
Symbol:                                Lighting Science Group Corporation [LSCG]

Signatures:
                                       RIVERWOOD CAPITAL PARTNERS L.P.

                                       By: Riverwood Capital L.P.,
                                           as General Partner

                                       By: Riverwood Capital GP Ltd.,
                                           as General Partner

                                       By: *
                                           -----------------------
                                           Name: Michael E. Marks
                                           Title: Director

                                       RIVERWOOD CAPITAL L.P.

                                       By: Riverwood Capital GP Ltd.,
                                           as General Partner

                                       By: *
                                           -----------------------
                                           Name: Michael E. Marks
                                           Title: Director

                                       RIVERWOOD CAPITAL GP Ltd.

                                       By: *
                                           -----------------------
                                           Name: Michael E. Marks
                                           Title: Director

                                       * /s/ Mei Liang
                                       --------------------------------
                                       Attorney-in-fact for Reporting Persons
                                       pursuant to Power of Attorney

DATE: FEBRUARY 7, 2017